FAIR VALUE MEASUREMENTS	6 Months Ended
Jun. 30, 2024
Fair Value Disclosures [Abstract]
FAIR VALUE MEASUREMENTS
NOTE 5:- FAIR VALUE MEASUREMENTS

The carrying values of cash and cash equivalents, short-term bank deposits, trade receivables, prepaid expenses and other long-term and current assets, trade payables, employees and payroll accruals and accrued expenses and other current liabilities approximate their fair values due to the short-term maturities of these instruments.

The following tables present the fair value of money market funds and marketable securities as of December 31, 2023 and June 30, 2024:

	December 31, 2023			June 30, 2024 (Unaudited)
	Level 1	Level 2	Total	Level 1	Level 2	Total
Cash equivalents:
Money market funds	$315,784	$-	$315,784	$463,120	$-	$463,120
Corporate debentures and commercial paper	-	1,001	1,001	-	1,398	1,398
Government debentures	-	1,194	1,194	-	11,861	11,861

Marketable securities:
Corporate debentures and commercial paper	-	319,844	319,844	-	352,665	352,665
Government debentures	-	287,720	287,720	-	206,292	206,292

Total money market funds and marketable securities measured at fair value	$315,784	$609,759	$925,543	$463,120	$572,216	$1,035,336

As of June 30, 2024, the estimated fair value of the Company's convertible senior notes was $992.3 million. The fair value was determined based on the closing quoted price of the convertible senior notes as of the last day of trading for the period and is considered Level 2 measurement. The fair value of the convertible senior notes is primarily affected by the trading price of the Company’s ordinary shares and market interest rates.